Farm Bureau Mutual Funds

                                   FBL Money
                                   Market Fund, Inc.

                                                                   [GRAPHIC]

                                       ANNUAL REPORT
                                       JULY 31, 1997

                                       INVESTMENT MANAGER AND
                                       PRINCIPAL UNDERWRITER


                                       FBL INVESTMENT ADVISORY
                                       SERVICES, INC.


                                       5400 UNIVERSITY AVENUE
                                       WEST DES MOINES, IA 50266


                                       1-800-247-4170 (OUTSIDE IOWA)
                                       1-800-422-3175 (IN IOWA)
                                             225-5586 (DES MOINES)






FARM BUREAU MUTUAL FUNDS         [GRAPHIC]       This report is not to be
                                                 distributed unless preceded
5400 UNIVERSITY AVENUE                           or accompanied by a prospectus.
WEST DES MOINES, IOWA 50266



737-128 (97)

PRESIDENT'S LETTER



Dear Shareholder,

      Today, long bonds are yielding 6.50% and the Federal Funds Rate is at 5.50%, which is close to the long-term spread relationship of 1.18%. These numbers, combined with low inflation, low unemployment, high consumer confidence and moderate capacity utilization, leads us to question if the Federal Reserve has engineered a perfect U.S. economy.

      Federal Reserve Chairman Greenspan wondered aloud how the economy could continue to operate at its current level of resource utilization without experiencing an increase in the inflation rate. Perhaps administrators have learned from past monetary policy mistakes and have found a way to minimize the development of large boom and bust cycles. This extended period of low inflation is steadily altering expectations of consumers and investors alike. Consumers and companies, who have become confident that authorities will be able to keep a lid on inflation, find themselves consistently adjusting their behaviors to react to this low-inflation environment.

      However, extremely tight labor markets remain a major reason to expect a modest increase in inflation. Companies are finding it increasingly difficult to recruit qualified employees and there has been a corresponding increase in wage growth. Even a slight uptick in inflation during the next year should be enough to unsettle the financial markets. The dizzying heights of the stock markets could topple quickly and dramatically if inflation fears become real. The forward markets are pricing an unchanged Fed policy during the next two years, which is extremely complacent. For now, consumer fundamentals remain in excellent shape, capital spending is strong and export growth is firming in response to a gradual improvement in global demand, but can it last?

      Whether markets gyrate due to interest rate movements, inflation concerns or stock market activity, a money market fund provides investment diversification to your portfolio. FBL Money Market Fund, Inc. strives to maintain liquidity and safety of principal for shareholders as they try to determine what the Fed might do next.


                                            /S/ EDWARD M. WIEDERSTEIN
                                            EDWARD M. WIEDERSTEIN
                                            PRESIDENT
September 4, 1997

FBL MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1997

ASSETS
Investments in securities, at value (equivalent to amortized cost)   ...   $22,267,186
Cash  ..................................................................       790,451
Accrued interest receivable.  ..........................................        33,509
Prepaid expenses .   ...................................................           862
                                                                           -----------
Total Assets   .........................................................   $23,092,008
                                                                           ===========
LIABILITIES AND NET ASSETS
Liabilities:
 Accounts payable to FBL Investment Advisory Services, Inc.    .........   $    12,647
 Accrued expenses .  ...................................................        25,633
                                                                           -----------
Total Liabilities    ...................................................        38,280
Net assets applicable to 23,053,728 shares
 of capital stock outstanding    .......................................    23,053,728
                                                                           -----------
Total Liabilities and Net Assets    ....................................   $23,092,008
                                                                           ===========
NET ASSET VALUE PER SHARE  .............................................   $      1.00
                                                                           ===========

SEE ACCOMPANYING NOTES.

FBL MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1997

INVESTMENT INCOME
Interest................................................................     $1,311,838
EXPENSES
Paid to FBL Investment Advisory Services, Inc.:
  Investment advisory and management fees...............................         81,111
  Shareholder service, transfer and dividend disbursing agent fees......        131,149
  Accounting fees.......................................................         12,197
Custodian fees..........................................................         58,405
Legal fees..............................................................         18,774
Audit fees..............................................................          8,800
Directors' fees and expenses............................................          5,641
Reports to shareholders.................................................         40,443
Registration fees.......................................................         21,015
Miscellaneous...........................................................         (1,048)
                                                                             ----------
Total Expenses..........................................................        376,487
Expense reimbursement...................................................        (10,590)
                                                                             ----------
Net Expenses............................................................        365,897
                                                                             ----------
Net Increase in Net Assets Resulting from Operations....................     $  945,941
                                                                             ==========

SEE ACCOMPANYING NOTES.

FBL MONEY MARKET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS



                                                        YEAR ENDED JULY 31,
                                                   -----------------------------
                                                       1997             1996
                                                   -----------       -----------
OPERATIONS
Net investment income...........................   $   945,941       $   926,317
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income...........................      (945,941)         (926,317)
                                                   -----------       -----------
                                                           -0-               -0-
CAPITAL SHARE TRANSACTIONS......................    (1,520,218)        4,597,142
                                                   -----------       -----------
Total Increase (Decrease) in Net Assets.........    (1,520,218)        4,597,142
NET ASSETS
Beginning of year...............................    24,573,946        19,976,804
                                                   -----------       -----------
End of year.....................................   $23,053,728       $24,573,946
                                                   ===========       ===========

SEE ACCOMPANYING NOTES.

FBL MONEY MARKET FUND, INC.
SCHEDULE OF INVESTMENTS
JULY 31, 1997



                                                            ANNUALIZED
                                                             YIELD ON
                                                             PURCHASE      PRINCIPAL
                                                              DATE           AMOUNT          VALUE
                                                            ----------     ----------     -----------
COMMERCIAL PAPER (24.07%)
 NONDEPOSITORY INSTITUTIONS
 American General Finance Corp., 5.61%, due 9/11/97........  5.606%        $1,100,000     $ 1,100,000
 Ford Motor Credit Corp., 5.65%, due 8/15/97...............   5.647         1,100,000       1,100,000
 IBM Corp., 5.53%, due 10/2/97.............................   5.530         1,150,000       1,150,000
 John Deere Capital Corp., 5.55%, due 9/23/97..............   5.553         1,100,000       1,100,000
 Norwest Financial, Inc., 5.56%, due 9/16/97...............   5.559         1,100,000       1,100,000
                                                                                          -----------
Total Commercial Paper.....................................                                 5,550,000
UNITED STATES GOVERNMENT AGENCIES (72.52%)
 Federal Farm Credit Bank, due 8/25/97.....................   5.497           600,000         597,839
 Federal Farm Credit Bank, due 9/25/97.....................   5.478         1,300,000       1,289,357
 Federal Home Loan Bank, due 8/01/97.......................   5.432         1,350,000       1,350,000
 Federal Home Loan Mortgage Corp., due 8/01/97.............   5.641           475,000         475,000
 Federal Home Loan Mortgage Corp., due 8/06/97.............   5.686         1,300,000       1,298,989
 Federal Home Loan Mortgage Corp., due 8/28/97.............   5.472         1,000,000         995,968
 Federal Home Loan Mortgage Corp., due 8/29/97.............   5.600           800,000         796,578
 Federal Home Loan Mortgage Corp., due 9/18/97.............   5.567           800,000         794,185
 Federal National Mortgage Assoc., due 8/08/97.............   5.451         1,875,000       1,873,042
 Federal National Mortgage Assoc., due 8/12/97.............   5.675         1,000,000         998,293
 Federal National Mortgage Assoc., due 8/19/97.............   5.469         1,680,000       1,675,481
 Federal National Mortgage Assoc., due 8/25/97.............   5.600           600,000         597,799
 Federal National Mortgage Assoc., due 9/04/97.............   5.633         1,900,000       1,890,082
 Federal National Mortgage Assoc., due 9/08/97.............   5.562         1,000,000         994,242
 Federal National Mortgage Assoc., due 9/29/97.............   5.486         1,100,000       1,090,331
                                                                                          -----------
Total United States Government Agencies....................                                16,717,186
                                                                                          -----------
Total Investments (96.59%).................................                                22,267,186
OTHER ASSETS LESS LIABILITIES (3.41%)
 Cash, receivables and prepaid expenses, less liabilities                                     786,542
                                                                                          -----------
Total Net Assets (100.00%).................................                               $23,053,728
                                                                                          ===========

SEE ACCOMPANYING NOTES.

FBL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1997


1.    SIGNIFICANT ACCOUNTING POLICIES

      FBL Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company and operates in the mutual fund industry.

      The Fund values investments at amortized cost, which approximates market. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the Fund.

      The value of the underlying securities serving to collateralize repurchase agreements is marked to market daily. Should the value of the underlying securities decline, the seller would be required to provide the Fund with additional securities, so that the aggregate value of the underlying securities was at least equal to the repurchase price. If a seller of a repurchase agreement were to default, the Fund might experience losses in enforcing its rights. To minimize this risk, the investment adviser (under the supervision of the Board of Directors) will monitor the creditworthiness of the seller of the repurchase agreement and must find such creditworthiness satisfactory before the Fund may enter into the repurchase agreement.

      The Fund records investment transactions generally on the trade date. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost. Interest income on interest bearing investments is recognized on an accrual basis.

      All of the Fund's net investment income and any realized gains and losses (none through July 31, 1997) on portfolio investments are declared as dividends daily to shareholders of record as of the preceding business day.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.    FEDERAL INCOME TAXES

      No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is the same for both federal income tax and financial reporting purposes.

3.    MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES

      The Fund has entered into agreements with FBL Investment Advisory Services, Inc. ("FBL Investment") relating to the management of the Fund and the investment of its assets. Pursuant to these agreements, fees paid to FBL Investment are determined as follows: (1) investment advisory and management fees, which are based on the Fund's average daily net assets, currently at an annual rate of 0.25% (0.50% prior to December 1, 1996); (2) shareholder service, transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by the investment

FBL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



3.    MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

adviser, plus an annual per account charge of $9.00 and miscellaneous activity fees; and (3) accounting fees, which are based on the Fund's daily net assets at an annual rate of 0.05%, with a maximum annual expense of $30,000.

      FBL Investment has agreed to reimburse the Fund annually for its total expenses, excluding brokerage, interest, taxes and extraordinary expenses in excess of 1.50% of the Fund's average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fees paid by the Fund for such period.

      Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., the indirect parent of FBL Investment, and other affiliated entities. At July 31, 1997, FBL Financial Group, Inc. and its affiliated companies owned 3,072,853 shares in the Fund.

4.    CAPITAL SHARE TRANSACTIONS

      Net assets as of July 31, 1997, consisted of:

          Capital Stock (500,000,000 shares of $.001 par value
             Capital Stock authorized)........................   $    23,054
          Additional paid-in capital..........................    23,030,674
                                                                 -----------
          Net Assets..........................................   $23,053,728
                                                                 ===========

      Transactions in Capital Stock were as follows:

                                                                 YEAR ENDED JULY 31,
                                        ---------------------------------------------------------------------
                                                     1997                                   1996
                                        -------------------------------       -------------------------------
                                          SHARES             AMOUNT             SHARES             AMOUNT
                                        -----------       -------------       -----------       -------------
Shares sold..........................    80,558,632       $  80,558,632        77,494,901       $  77,494,901
Shares issued in reinvestment of
 dividends and distributions.........       939,265             939,265           916,068             916,068
                                        -----------       -------------       -----------       -------------
                                         81,497,897          81,497,897        78,410,969          78,410,969
Shares redeemed......................   (83,018,115)        (83,018,115)      (73,813,827)        (73,813,827)
                                        -----------       -------------       -----------       -------------
Net Increase (Decrease)..............    (1,520,218)      $  (1,520,218)        4,597,142       $   4,597,142
                                        ===========       =============       ===========       =============

FBL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



5.    DIVIDENDS TO SHAREHOLDERS

      Dividends from net investment income are declared daily and are payable on the last business day of the month. Dividends for the year ended July 31, 1997, were paid as follows:


               PAYABLE DATE
               ------------
               August 30, 1996...................   $.0032
               September 30, 1996................    .0033
               October 31, 1996..................    .0033
               November 27, 1996.................    .0029
               December 31, 1996.................    .0037
               January 31, 1997..................    .0033
               February 28, 1997.................    .0030
               March 31, 1997....................    .0033
               April 30, 1997....................    .0032
               May 31, 1997......................    .0033
               June 30, 1997.....................    .0035
               July 31, 1997.....................    .0035
                                                    ------
               Total Dividends Per Share.........   $.0395
                                                    ======

FBL MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS




                                                                                YEAR ENDED JULY 31,
                                                          ---------------------------------------------------------------
                                                           1997          1996          1995          1994          1993
                                                          -------       -------       -------       -------       -------
Net asset value, beginning of year...................     $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000
 Income From Investment Operations
  Net investment income..............................       0.040         0.040         0.041         0.020         0.019
                                                          -------       -------       -------       -------       -------
 Total from investment operations....................       0.040         0.040         0.041         0.020         0.019
                                                          -------       -------       -------       -------       -------
 Less Distributions
   Dividends (from net investment income)............      (0.040)       (0.040)       (0.041)       (0.020)       (0.019)
                                                          -------       -------       -------       -------       -------
 Total distributions.................................      (0.040)       (0.040)       (0.041)       (0.020)       (0.019)
                                                          -------       -------       -------       -------       -------
Net asset value, end of year.........................     $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000
                                                          =======       =======       =======       =======       =======
Total Return:
 Total investment return based on net asset
  value (1)..........................................        3.99%         4.05%         4.17%         1.95%         1.91%
Ratios/Supplemental Data:
 Net assets, end of year (000's omitted).............     $23,054       $24,574       $19,977       $18,927       $22,072
 Ratio of net expenses to average net assets.........        1.51%         1.50%         1.51%         1.50%         1.50%
 Ratio of net income to average net assets...........        3.90%         3.92%         4.06%         1.92%         1.89%
Information assuming no voluntary reimbursement
 by FBL Investment of excess operating expenses
 (see NOTE 3):
 Per share net investment income.....................     $ 0.040       $ 0.038       $ 0.036       $ 0.019       $ 0.019
 Ratio of expenses to average net assets.............         155%         1.72%         2.01%         1.57%         1.54%
 Amount reimbursed...................................     $10,590       $51,886       $96,398       $ 6,978       $ 5,116


------------------

Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the year.


SEE ACCOMPANYING NOTES.

REPORT OF INDEPENDENT AUDITORS




The Board of Directors and Shareholders
FBL Money Market Fund, Inc.

      We have audited the accompanying statement of assets and liabilities of FBL Money Market Fund, Inc., including the schedule of investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FBL Money Market Fund, Inc. at July 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                  /s/ Ernst & Young LLP


Des Moines, Iowa
August 29, 1997

SHAREHOLDER MEETING RESULTS



      FBL Money Market Fund, Inc. held a special meeting of shareholders on November 7, 1996. At the meeting, the shareholders of the Fund elected the following Directors: Edward M. Wiederstein, Richard D. Harris, Stephen M. Morain, Donald G. Bartling, John R. Graham, Erwin H. Johnson, Ann Jorgensen, Kenneth Kay and Curtis C. Pietz. The shareholders also ratified the selection of Ernst & Young LLP as independent auditors for the fiscal year ending July 31, 1997.